Earnings/ (Loss) per Share	6 Months Ended
Jun. 30, 2016
Earnings Per Share [Abstract]
Earnings Per Share

9.        Earnings/ (Loss) per Share

All shares issued (including the restricted shares issued under the equity incentive plan) are DCI's common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions set forth in the applicable award agreement. Unvested shares granted under the Company's incentive plan of 201,015, as at June 30, 2016, and 121,569 as at June 30, 2015 (Note 8), received dividends which are not refundable, even if such shares are forfeited, and therefore are considered participating securities for basic earnings per share calculation purposes. Dividends declared and paid during the six months ended June 30, 2016 and 2015 amounted to $374 and $369, respectively. The calculation of basic earnings/ (loss) per share does not consider the non-vested shares as outstanding until the time-based vesting restrictions have lapsed. For the purpose of calculating diluted earnings per share, the weighted average number of diluted shares outstanding includes the incremental shares assumed issued as determined in accordance with the antidilution sequencing provisions of ASC 260. For the six months ended June 30, 2016 and on the basis that the Company incurred losses, the effect of the incremental shares assumed issued would have been anti-dilutive and therefore basic and diluted losses per share is the same amount.

	2016		2015
	Basic LPS	Diluted LPS	Basic EPS	Diluted EPS
Net income/(loss)	$(13,777)	$(13,777)	$388	$388
Earnings/ (Loss) available to common stockholders	(13,777)	(13,777)	388	388

Weighted average number of common shares, basic	9,140,744	9,140,744	9,104,270	9,116,010
Effect of dilutive restricted shares	-	-	-	11,740
Weighted average number of common shares, diluted	9,140,744	9,140,744	9,104,270	9,127,750

Earnings/ (Loss) per common share, basic and diluted	$(1.51)	$(1.51)	$0.04	$0.04